POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints
Michael P. Maher, Dale Holladay and Erik Lindquist, and each of them, his true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the capacity as an officer/director or 10% owner of a reporting company under the Securities Exchange Act of 1934, (i)  any and all Forms 3, 4 and 5 required to be filed by the undersigned in accordance with Section
16(a) of the Securities Act of 1934 and the rules thereunder and (ii) any and all Forms 144 required to be filed by the undersigned in accordance with Rule 144 of the Securities Act of
1933, as amended;

(2)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 or Form 144 and timely file such form with the SEC and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in her discretion.

 The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that no such attorneys-in-fact, in serving in such capacity at the request of the undersigned, is hereby assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934 or Rule 144 of the Securities Act of 1933, as amended.

 This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 9th day of March, 2001.

   /s/ Philip M. Young
   Signature

   Philip M. Young
   Print Name

POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints
Michael P. Maher, Dale Holladay and Erik Lindquist, and each of them, his true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the capacity as an officer/director or 10% owner of a reporting company under the Securities Exchange Act of 1934, (i)  any and all Forms 3, 4 and 5 required to be filed by the undersigned in accordance with Section
16(a) of the Securities Act of 1934 and the rules thereunder and (ii) any and all Forms 144 required to be filed by the undersigned in accordance with Rule 144 of the Securities Act of
1933, as amended;

(2)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 or Form 144 and timely file such form with the SEC and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in her discretion.

 The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that no such attorneys-in-fact, in serving in such capacity at the request of the undersigned, is hereby assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934 or Rule 144 of the Securities Act of 1933, as amended.

 This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 9th day of March, 2001.

   /s/ Magdalena Yesil
   Signature

   Magdalena Yesil
   Print Name

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints
Michael P. Maher, Dale Holladay and Erik Lindquist, and each of them, his true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the capacity as an officer/director or 10% owner of a reporting company under the Securities Exchange Act of 1934, (i)  any and all Forms 3, 4 and 5 required to be filed by the undersigned in accordance with Section
16(a) of the Securities Act of 1934 and the rules thereunder and (ii) any and all Forms 144 required to be filed by the undersigned in accordance with Rule 144 of the Securities Act of
1933, as amended;

(2)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 or Form 144 and timely file such form with the SEC and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in her discretion.

 The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that no such attorneys-in-fact, in serving in such capacity at the request of the undersigned, is hereby assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934 or Rule 144 of the Securities Act of 1933, as amended.

 This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of March, 2001.

   /s/ Jonathan Root
   Signature

   Jonathan Root
   Print Name